EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, no par value, of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

October 25, 2000	/s/James B. Meyer Signature James B. Meyer Name Director, President and Chief Executive Officer Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, no par value, of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

September 29, 2000	/s/Russell H. VanGilder, Jr. Signature Russell H. VanGilder, Jr. Name Director and Chairman of the Board Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, no par value, of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

September 22, 2000	/s/Elson S. Floyd, Ph.D. Signature Elson S. Floyd, Ph.D. Name Director Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, no par value, of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

September 24, 2000	/s/Richard B. Iott Signature Richard B. Iott Name Director Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, no par value, of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

September 25, 2000	/s/Joel A. Levine Signature Joel A. Levine Name Director Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, no par value, of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

September 26, 2000	/s/Elizabeth A. Nickels Signature Elizabeth A. Nickels Name Director Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, no par value, of Spartan Stores, Inc. to be issued pursuant to the Spartan Stores, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

September 29, 2000	/s/David M. Staples Signature David M. Staples Name Vice President Finance and Chief Financial Officer Title